UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 04, 2008 (Date of earliest event reported)
Yadkin Valley Financial Corporation (Exact name of registrant as specified in its charter)

NC (State or other jurisdiction of incorporation)	000-52099 (Commission File Number)	20-4495993 (IRS Employer Identification Number)

PO Box 888 (Address of principal executive offices)		28621 (Zip Code)
336-526-6312 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

ELKIN, NC - August 4, 2008 - Yadkin Valley Financial Corporation (NASDAQ: YAVY) today announced that it will report its second quarter 2008 financial results on Monday, August 11, 2008, before the market opens. Management will host a webcast at 2 p.m., EDT to discuss the results. To gain access to the webcast, please go to http://investor.shareholder.com/media/eventdetail.cfm?mediaid=32818&c=YAVY&mediakey=2DD43D52AE0EBC44FDDC341C6C4D25BE&e=0. Alternatively, you may go to the company's website, http://www.yadkinvalleybank.com, and select the "investor relations" tab to register for the webcast.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Yadkin Valley Financial Corporation dated August 04, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 04, 2008	YADKIN VALLEY FINANCIAL CORPORATION By: /s/ Edwin E. Laws Edwin E. Laws CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Yadkin Valley Financial Corporation dated August 04, 2008